Prospectus and
Statement of Additional Information Supplement

July 30, 2025

Morgan Stanley ETF Trust

Supplement dated July 30, 2025 to the Morgan Stanley ETF Trust Prospectus and Statement of Additional Information dated May 28, 2025

Eaton Vance Mortgage Opportunities ETF
(the "Fund")

Effective immediately, the listing exchange for the Fund is changed from the New York Stock Exchange to NYSE Arca. Accordingly, all references in the Prospectus and Statement of Additional Information to the Fund's shares being listed for trading on the New York Stock Exchange are hereby replaced with references to NYSE Arca.

Please retain this supplement for future reference.

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